IVY FUNDS, INC.

Supplement dated May 28, 2009
to the
Ivy Fixed Income and Money Market Funds Prospectus dated July 31, 2008 and as supplemented August 4, 2008, October 9, 2008, December 22, 2008, and May 4, 2009
and to
Ivy Funds Class E Shares Prospectus dated July 31, 2008
and as supplemented September 4, 2008, October 9, 2008, December 22, 2008, April 8, 2009,
April 14, 2009, and May 4, 2009

The following disclosure amends the corresponding section of the Prospectus entitled "Distributions and Taxes:"

Beginning mid-June 2009, Ivy High Income Fund will change its policy regarding its distribution of net investment income from declared and paid monthly to declared daily and paid monthly.

Dividends that are declared for a particular day are paid to those shareholders of record on the prior business day. However, the dividends that are declared for Saturday and Sunday are paid to those shareholders of record on the preceding Thursday.

Ordinarily, shares are eligible to earn dividends starting on the day after they are issued and through the day they are redeemed.

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